UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2012

Openwave Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Seaport Boulevard Redwood City, California 94063
(Address of Principal Executive Offices) (Zip Code)

(650) 480-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with Openwave Systems Inc. (“Openwave”) pursuing strategic alternatives with regard to certain of its businesses, Openwave and OM 1, Inc., a company controlled by entities affiliated with Marlin Equity Partners (“OM 1”), entered into an Asset Purchase and Sale Agreement on April 15, 2012 (the “Asset Purchase and Sale Agreement”) pursuant to which, upon the terms and subject to the conditions set forth therein, Openwave will sell its Mediation and Messaging product businesses and assets related thereto to OM 1 and OM 1 will assume certain liabilities and pay Openwave $55.0 million in cash, subject to certain adjustments thereto as provided in the Asset Purchase and Sale Agreement, upon the closing of the transaction (the “Asset Sale”). The closing of the Asset Sale is subject to customary closing conditions. The parties intend to consummate the Asset Sale as soon as practicable and currently anticipate that the closing will occur before the end of April 2012.

The foregoing description of the Asset Purchase and Sale Agreement is qualified in its entirety by reference to the full text of the Asset Purchase and Sale Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Asset Purchase and Sale Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Openwave or OM 1. In particular, the assertions embodied in the representations and warranties made by Openwave in the Asset Purchase and Sale Agreement are qualified by information in confidential disclosure schedules provided by Openwave to OM 1 in connection with the signing of the Asset Purchase and Sale Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Asset Purchase and Sale Agreement. Moreover, certain representations and warranties in the Asset Purchase and Sale Agreement were used for the purpose of allocating risk between Openwave and OM 1 rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Asset Purchase and Sale Agreement as characterizations of the actual state of facts about Openwave or OM 1.

The press release announcing the Asset Sale, dated April 16, 2012, is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Asset Purchase and Sale Agreement by and between Openwave Systems Inc. and OM 1, Inc. dated April 15, 2012.

99.1	Press Release issued by Openwave Systems Inc. on April 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Openwave Systems Inc.

	By:	/s/ Elizabeth K. Rushforth
Dated: April 16, 2012	Name:	Elizabeth K. Rushforth
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1	Asset Purchase and Sale Agreement by and between Openwave Systems Inc. and OM 1, Inc. dated April 15, 2012.

99.1	Press Release issued by Openwave Systems Inc. on April 16, 2012.